UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2010

CKX, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17436	27-0118168
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-838-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2010, Robert Dodds was appointed Chief Executive Officer of 19 Entertainment Limited ("19 Entertainment"), a wholly owned subsidiary of the Registrant. Prior to this appointment, Mr. Dodds had served as President of 19 Entertainment since August 2006.

In connection with this appointment, 19 Entertainment and Mr. Dodds entered into an Amendment to Mr. Dodds’ Service Agreement, to reflect the following:

• As Chief Executive Officer, Mr. Dodds will oversee the day-to-day operations of 19 Entertainment.

• Effective from January 1, 2010, Mr. Dodds will receive an annual salary of £1.5 Million.

• For calendar year 2010, Mr. Dodds will be eligible to receive a bonus of up to £500,000 upon 19 Entertainment achieving a pre-established financial performance threshold as more fully set forth in the Amendment attached as an Exhibit hereto. While the bonus is conditioned on achieving certain financial performance standards, these standards are not intended to be, and should not be interpreted as, a budget for 19 Entertainment’s 2010 fiscal year or as a forecast of 19 Entertainment’s financial performance.

• In addition to the bonus described above, during each remaining year of the term, Mr. Dodds shall be eligible to participate in any bonus plan established by, and subject to the sole discretion of, the Compensation Committee of the Board of Directors of Registrant.

• The term of Mr. Dodds' Service Agreement continues to run until August 2011.

The foregoing summary of the Amendment to Service Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Service Agreement and Amendment to Service Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 8.01 Other Events.

On February 2, 2010, the Registrant issued a press release relating to the Amendment to Service Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX, Inc.

February 2, 2010	By:	Jason K. Horowitz

Name: Jason K. Horowitz
Title: Senior Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Robert Dodds Service Agreement dated as of August 31, 2006
10.2	Amendment to Dodds Service Agreement dated as of January 29, 2010
99.1	Press Release